SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
of 1934
                            (Amendment No.    )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12


                           IMAGE SOFTWARE, INC.
             (Name of Registrant as Specified in Its Charter)


                           GORSUCH KIRGIS L.L.C.
                 (Name of Person(s) Filing Proxy Statement
                       if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.
     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                           1MAGE SOFTWARE, INC.

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD MAY 12, 1997


To the Stockholders of 1MAGE Software, Inc.

     The Annual Meeting of Stockholders of 1MAGE Software, Inc. (the "Company") will be held Monday, May 12, 1997, at the corporate office located at 6486 S. Quebec Street, Englewood, Colorado. The meeting will convene at 9 o'clock in the morning for the following purposes:

1. To elect five (5) Directors to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.   To approve and ratify the Company's 1996 Equity Incentive Plan.

3. To ratify the selection of Karsh & Co., P.C. as the Company's independent public accountants for the calendar year ending December 31, 1997.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     All stockholders, whether or not they expect to be present at the meeting, are requested to sign, date, and mail the accompanying proxy in the enclosed envelope. Stockholders who are present at the meeting may withdraw their proxies and vote in person. If you are not present and you have submitted your proxy, the persons designated in the proxy will vote your shares for you in accordance with your instructions. MANAGEMENT CONSIDERS YOUR VOTE VERY IMPORTANT AND STRONGLY ENCOURAGES YOU TO PARTICIPATE.

     Attendance at the meeting will be limited to stockholders of record as of the record date, or their authorized representatives (not to exceed two per stockholder) and guests of the Company.

     The transfer books of the Company will not be closed. Only stockholders of record as shown on the books of the Company at the close of business April 4, 1997, will be entitled to notice of, and to vote at, the meeting.

                                                          ROBERT WIEGAND II
                                                                  SECRETARY

ENGLEWOOD, COLORADO
April 11, 1997

                              PROXY STATEMENT
                           1MAGE SOFTWARE, INC.
                         6486 SOUTH QUEBEC STREET
                        ENGLEWOOD, COLORADO  80111
                     ---------------------------------

                     SECURITY HOLDERS ENTITLED TO VOTE

     Holders of shares of the Common Stock of 1MAGE Software, Inc. (the "Company") of record at the close of business on April 4, 1997, will be entitled to vote at the Annual Meeting of Stockholders to be held May 12, 1997, at 9 o'clock in the morning at the corporate office, 6486 S. Quebec Street, Englewood, Colorado, and at any and all adjournments thereof. This Proxy Statement, together with the Annual Report of the Company for the fiscal year ended December 31, 1996, including audited financial statements, was mailed on or about April 11, 1997 to all stockholders of record as of April 4, 1997. Copies of the Form 10-K filed for the fiscal year ended December 31, 1996, as filed with the Securities and Exchange Commission, are available from the Company upon written request of a stockholder to David R. DeYoung, President, at the address shown above.

                           REVOCABILITY OF PROXY

     Stockholders who execute proxies retain the right to revoke or change them at any time before they are voted. Revocation may occur prior to exercise by voting in person at the meeting or filing with the secretary of the Company a written revocation or duly executed proxy bearing a later date. A proxy, when executed and not revoked or changed, will be voted in accordance with the instructions of the stockholder.

                      PERSONS MAKING THE SOLICITATION

     THE ACCOMPANYING PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. The solicitation will be by mail. The total expense of such solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. It may be that further solicitation of proxies will be made by telephone or oral communication with some stockholders of the Company following the original solicitation. All further solicitation will be made by regular employees of the Company. These persons will receive no compensation other than their regular salaries.

               VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     The stockholders entitled to vote at the meeting are the holders of shares of the $.004 par value Common Stock of the Company with each share entitling its owner to one vote. Cumulative voting is not allowed. The number of outstanding shares at the close of business on April 4, 1997, was 2,147,563.

     The close of business on April 4, 1997, has been fixed by the Board of Directors as the record date for determination of stockholders entitled to vote at the meeting.

     The following sets forth the number of shares of Common Stock owned by each Executive Officer and Director of the Company, by all persons known to the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities, and by all Executive Officers and Directors as a group.

     Unless otherwise noted, the share ownership specified in the following table represents both record and beneficial ownership as of April 4, 1997.


NAME AND ADDRESS OF BENEFICIAL OWNER    BENEFICIAL          PERCENT
                                        OWNERSHIP (1)       OF CLASS
------------------------------------    -------------       -----------
David R. DeYoung                       504,331 (2),(3)        20.6%
6486 South Quebec Street,
Englewood, Colorado 80111

Charles E. Burns                        20,750 (4)             1.0%
1577 South Jamaica Street,
Aurora, Colorado 80012

Robert Wiegand II                       26,500 (4)             1.2%
5261 South Quebec Street,
Greenwood Village, Colorado 80111

Mary Anne DeYoung                       27,925 (5)             1.3%
6486 South Quebec Street,
Englewood, Colorado 80111

Daniel N. Warner                       160,920 (6)             7.5%
330 Lafayette,
Denver, Colorado 80218

Spencer D. Lehman                      195,183 (7)             8.7%
1250 4th Street,
Santa Monica, California 90401

John G. Mazza                          222,114 (7)             9.9%
6613 Zumirez Drive,
Malibu, California 90265

All Executive Officers and
Directors as a Group - 4 Persons       579,506 (8)            23.3%

(1) Beneficial owners are believed to have sole voting and investment power with respect to the shares shown unless otherwise indicated.
(2) Includes: 205,375 options to purchase Common Stock; and 100,000 warrants to purchase Common Stock. See EXECUTIVE COMPENSATION - Employment Contract.
(3) Excludes: 44,000 options to purchase Common Stock which are not yet vested; and any shares attributable to Mr. DeYoung's right under his employment contract to maintain his proportional ownership of the Company under certain circumstances. See EXECUTIVE COMPENSATION - Employment Contract.
(4)  Includes 4,500 options to purchase Common Stock
(5) Includes 27,800 options to purchase Common Stock; excludes 24,000 options to purchase Common Stock which are not yet vested.
(6) Includes 51,701 shares of Common Stock owned of record by Comlease. Mr. Warner is managing general partner of Comlease and has voting power over the shares held by Comlease.
(7) Includes two convertible promissory notes plus accrued interest which are convertible into 92,614 shares of Common Stock.
(8) Includes 242,175 options to purchase Common Stock and 100,000 warrants to purchase Common Stock.

     There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

                           ELECTION OF DIRECTORS

     IF YOUR PROXY CARD (ENCLOSED) IS DULY EXECUTED AND RECEIVED IN TIME FOR THE MEETING, AND NO CONTRARY SPECIFICATION IS PROVIDED IN THE PROXY CARD, YOUR SHARES WILL BE VOTED FOR THE PERSONS NOMINATED FOR ELECTION AS DIRECTORS OF THE COMPANY AS SPECIFIED ON THE PROXY CARD. If any nominees should be unable to serve, the proxy will be voted for such person as shall be designated by the Board of Directors to replace such nominee. The Company presently has no knowledge that any nominee will be unable to serve.

     The following sets forth certain information concerning the Company's Executive Officers and Directors and specifies the committees on which each person presently serves as a member.

                       FIRST YEAR
                       AS EXECUTIVE
                       OFFICER                                  COMMITTEE
                       OR         POSITION                      MEMBER
     NAME         AGE  DIRECTOR   WITH COMPANY    COMMITTEE(S)  SINCE
----------------  ---  --------   --------------- ------------  ---------

David R. DeYoung  52     1981     President,
                                  Chief Executive
                                  Officer and
                                  Director

Charles E. Burns  66     1988     Director        Audit         31 Oct 88
                                                  Compensation  15 Dec 94

Robert Wiegand II 50     1992     Secretary       Audit         15 Dec 94
                                  and Director    Compensation  15 Dec 94

Mary Anne DeYoung 43     1994     Treasurer,
                                  Chief Financial
                                  Officer and
                                  Assistant Secretary

Richard A. Knapp  51     1997     Nominee for Director

     All Directors are serving a current term of office that continues until the Annual Meeting of Stockholders for which this proxy is solicited. All Executive Officers are serving a current term of office that continues until the next annual meeting of Directors, which is expected to follow immediately after the Annual Meeting of Stockholders.

     None of the nominees are directors of any other company having a class of securities registered under the Securities Exchange Act of 1934, or any company registered under the Investment Company Act of 1940. There is no arrangement or understanding between any of the Directors or Executive Officers and any other person or persons pursuant to which he or she was or is to be elected as a Director or Executive Officer.

     The Board of Directors met in person four (4) times during the last calendar year. Daniel N. Warner resigned as a Director on December 12, 1996.

DAVID R. DEYOUNG - CHAIRMAN, PRESIDENT, CHIEF EXECUTIVE OFFICER AND
DIRECTOR
     Mr. DeYoung has been President, Chief Executive Officer and a Director of the Company since its formation in 1981. He served in similar capacities with the Company's predecessor corporation from 1979 to 1981. During 1979, Mr. DeYoung was employed by ESCOM/Mountain States, a Prime dealer, as Vice President of Sales. From 1972 to 1979,

Mr. DeYoung was employed by NCR Corporation and, during part of that time, was a District Manager in the division of Commercial, Industrial, Medical, Educational and Governmental systems. He holds a Bachelor of Science Degree in Business Administration and Computer Science from California State Polytechnic University. Mr. DeYoung is the spouse of Mary Anne DeYoung.

CHARLES E. BURNS - DIRECTOR
     Mr. Burns has served on the Board of Directors since 1981. He served as Treasurer of the Company from March 1, 1994 until December 15, 1994.
In March 1994, Mr. Burns resigned his position as Executive Vice President and Chief Operating and Financial Officer and retired from full time employment with the Company. Mr. Burns had served as Executive Vice President and Chief Operating Officer since December 1, 1988 and as Chief Financial Officer since March 31, 1989. He joined the Company in November 1986 as Director of Transportation and was promoted to Vice President in April 1988. From January 1979 until October 1985, Mr. Burns was employed by Ringsby Truck Lines. From 1979 to 1983, Mr. Burns was Vice President of Administration with that firm, and from 1983 to 1985 he was President and Chief Operating Officer. He holds a Bachelor of Science Degree in Accounting from Stanford University.

ROBERT WIEGAND II - SECRETARY AND DIRECTOR
     Mr. Wiegand was elected to the Board of Directors in July 1992. Mr. Wiegand was appointed to the office of Secretary of the Company on March 1, 1994. Mr. Wiegand is presently a lawyer in private practice. From January 15, 1992 to December 26, 1992, he was Vice-President of Administration for Rose Manufacturing Co., a privately held manufacturer of safety equipment based in Englewood, Colorado. Mr. Wiegand has practiced law for 23 years, and prior to joining Rose Manufacturing, was special counsel with Pendleton & Sabian, P.C., a law firm in Denver. Mr. Wiegand graduated Phi Beta Kappa from the Tulane University of Louisiana in 1970 and went on to receive a law degree and was admitted to practice in Louisiana in 1972 and Colorado in 1977. Since 1976, Mr. Wiegand's practice has been limited to securities offerings, estate planning, business organizations and tax law. In addition to membership in six bar Associations, Mr. Wiegand has been admitted to practice before the U.S. District Court (Colorado and ED-Louisiana) and before the U.S. Count of Appeals (5th Circuit).

MARY ANNE DEYOUNG - TREASURER, CHIEF FINANCIAL OFFICER, ASSISTANT SECRETARY AND DIRECTOR
     Ms. DeYoung was elected to the Board of Directors in April 1996. Ms. DeYoung was elected Treasurer, Chief Financial Officer and Assistant Secretary on December 15, 1994. Ms. DeYoung has served as Vice President, Finance and Administration since July 1986. Ms. DeYoung joined the Company as Controller in April 1981. From 1975 to 1981, Ms. DeYoung was a systems analyst with Arthur Andersen LLP, a financial analyst, and an independent financial consultant. Ms. DeYoung holds a Bachelor of Science Degree in Accounting from the University of Santa Clara. Ms. DeYoung is the spouse of David R. DeYoung.

RICHARD A. KNAPP - DIRECTOR
     Mr. Knapp was nominated as a Director at a meeting of the Board of Directors in May 1997. Mr. Knapp is currently the President and CEO of Lease Capital Corporation and has served in that capacity since 1990.
From 1984 until 1990, Mr. Knapp was a regional manager for both Paccom Leasing Corporation and Security Pacific Business Finance. In total, Mr. Knapp has been associated with the banking/finance industry for nearly thirty years. He holds a Bachelor of Science degree in Finance from the University of Arizona.

COMMITTEES OF THE BOARD OF DIRECTORS
     The Company has an Audit Committee which was established in March 1984. This committee meets with the auditors and reviews the plans for the audit, reviews the auditor's management letter and recommends to management changes that it believes necessary as a result of such review. This committee met twice during 1996. The members of the Audit Committee are Messrs. Burns and Wiegand.

     The Company has a Compensation Committee established in December 1994 which reviews appropriate compensation levels for Executive Officers and senior management of the Company, and makes recommendations to the board. In addition, this committee administers the 1993, 1994 and 1996 stock option plans. The committee met twice during the year. The members of the Compensation Committee are Messrs. Wiegand and Burns.

                          EXECUTIVE COMPENSATION
                        SUMMARY COMPENSATION TABLE
                        --------------------------

     The following table sets forth the executive compensation of the Company's Chief Executive Officer for each of the Company's last three fiscal years. There were no other Executive Officers serving at the end of the last fiscal year whose compensation was greater then $100,000.

                          ANNUAL         LONG TERM
                          COMPENSATION*  COMPENSATION**
                          -------------  --------------
NAME AND                  SALARY  BONUS  AWARDS         ALL OTHER
PRINCIPAL POSITION  YEAR  ($)     ($)    OPTIONS(#)     COMPENSATION***($)
------------------  ----  ------  -----  -------------- ------------------

D.R. DeYoung        1996  93,188  4,520       94,000          7,244
CEO                 1995  86,043      0      150,000          7,959
                    1994  84,990 54,586        2,000          8,813

* Mr. DeYoung did not receive additional compensation other than noted above the aggregate amount of which was the lesser of either $50,000 or 10% of the total of his annual salary and bonus.

** Mr. DeYoung was not awarded restricted stock nor was there any LTIP payout to him.

*** Includes insurance premiums paid by the Company for term life and disability insurance, as well as premiums paid for a key-man life insurance policy which has the death benefit assigned to the Company and the cash value of the policy intended to accrue for the benefit of Mr. DeYoung.

OPTION GRANTS IN LAST FISCAL YEAR
     The following table sets forth the information concerning individual grants of nonqualified stock options during the last fiscal year to the named Executive Officer:

                             INDIVIDUAL GRANTS
--------------------------------------------------------------------------
                               PERCENT OF
                NUMBER OF      TOTAL OPTIONS
                SECURITIES     GRANTED TO
                UNDERLYING     EMPLOYEES      EXERCISE OR
NAME            OPTIONS        IN FISCAL      BASE PRICE       EXPIRATION
                GRANTED (#)    YEAR           ($/SHARE)        DATE
--------------  -----------    -------------  -----------      -----------

D.R. DeYoung      30,000           13%           $1.125         08/31/99
D.R. DeYoung      60,000           25%           0.8438         08/24/06
D.R. DeYoung       4,000            2%             0.75         12/16/98

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES
     The following table sets forth information concerning each exercise of stock options during the last fiscal year by the named Executive Officer and the fiscal year-end value of unexercised options:


                                       NUMBER OF          VALUE OF
                                       SECURITIES         UNEXERCISED
               SHARES                  UNDERLYING         IN-THE
               ACQUIRED ON   VALUE     UNEXERCISED        MONEY OPTIONS
               EXERCISE      REALIZED  OPTIONS AT FISCAL  AT FISCAL
NAME             (#)           ($)     YEAR-END (#)       YEAR-END ($)
----           -----------   --------  -----------------  ----------------
                                       EXERCISABLE/       EXERCISABLE/
                                       UNEXERCISABLE      UNEXERCISABLE
                                       -------------      -------------

D.R. DeYoung   0             $0        205,375/44,000     $224,590/$36,752

EMPLOYMENT CONTRACT
     Mr. DeYoung, the Company's President and Chief Executive Officer, is employed pursuant to a three-year employment contract between the Company and Mr. DeYoung, which expires on October 31, 1999. Since November 1, 1996, the compensation of Mr. DeYoung has been established under the terms of this employment contract. The contract calls for an annual base salary, in an amount determined annually by the Board of Directors, payable semi-monthly, plus expenses and normal fringe benefits. Mr. DeYoung earns a bonus of 5% of the Company's pretax earnings, calculated on a quarterly basis. An annual bonus may be paid to Mr. DeYoung based on the performance of the Company and at the discretion of the Board of Directors. Mr. DeYoung's employment contract provides that should his employment be terminated for any reason other than for cause, he is entitled to a cash severance package equal to one year's cash compensation. In addition, Mr. DeYoung is entitled to receive a grant of a sufficient number of ten year options as are necessary to permit him to retain the same percentage of beneficial ownership interest in the Company as he held on December 16, 1996. These grants would be made from the Company's Equity Incentive Plan at the fair market value of the common stock on the date of grant.

     Ms. DeYoung, the Company's Vice President of Finance and Chief Financial Officer, is employed pursuant to a three-year employment contract between the Company and Ms. DeYoung which was effective September 1, 1996. Her compensation is established under the terms of this employment contract. The contract calls for an annual base salary, expenses, normal fringe benefits, as well as a bonus equal to 4% of the Company's pretax earnings, calculated on a quarterly basis. In addition, Ms. DeYoung's employment contract provides that should her employment be terminated for any reason other than for cause, she is entitled to a cash severance package equal to one year's cash compensation.

COMPENSATION OF DIRECTORS
     The Company currently pays non-employee Directors $1,000 per quarter plus specific hourly fees for special meetings or additional participation. Pursuant to the 1993 Stock Option Plan (the "1993 Plan"), members of the compensation committee of the Board of Directors will automatically be granted an option on the last trading day in June to purchase 250 shares of Common Stock at 100% of the fair market value on such date. On June 28, 1996 each member of the compensation committee received an automatic grant to purchase 250 shares of common stock at $1.37, the fair market value on that date. In addition to the automatic grants, the Company granted each member of the compensation committee stock options to purchase 4,000 shares of common stock at $0.75 per share, the fair market value on December 16, 1996.

                 CERTAIN TRANSACTIONS WITH RELATED PARTIES

     The Company leases its executive offices from a general partnership, Comlease. Mr. DeYoung, an Executive Officer and Director of the Company, owns a partnership interest in Comlease of 11.75%. Lease payments to the partnership were $85,200 for the year ended December 31, 1996. This lease will expire on October 31, 1998. Management of the Company believes that the terms of the lease are as favorable to the Company as could have been obtained from third parties at the time the lease was signed.

         PROPOSAL TO APPROVE AND RATIFY THE EQUITY INCENTIVE PLAN

     The Equity Incentive Plan (the "Equity Plan") was adopted by the Board of Directors on December 16, 1996 and is now submitted to stockholders of the Company for approval and ratification. The purpose of the Equity Plan is to advance the interests of the Company and its stockholders by providing a means by which the Company shall be able to attract and retain competent officers and directors by providing them with an opportunity to participate in the increased value of the Company which their effort, initiative, and skill have helped produce.

     Management of the Company, together with the Board of Directors and the Compensation Committee (presently consisting of Messrs. Wiegand and Burns), believe that adoption of the Plan is important to provide incentives to present and future officers and directors. In addition, the shares reserved under the Company's 1993 Stock Option Plan have been granted and therefore are not available to provide such incentives. Although the Company's 1994 Stock Option Plan has sufficient shares reserved for grants, it is not qualified under Section 16b-3 of the Securities Exchange Act of 1934, as amended, and therefore it is not advantageous to make grants to officers and directors under this plan.

DESCRIPTION OF THE EQUITY PLAN

Administration
--------------
     The Equity Plan is administered by the Compensation Committee of the Company's Board of Directors (the "Committee"). The Equity Plan provides it could in the future be administered by the Board of Directors if and to the extent such administration is consistent with applicable law. The Committee presently consists of Charles E. Burns and Robert Wiegand II. Subject to the Equity Plan, the Committee has the authority to determine to whom restricted stock, stock options and stock appreciation rights may be granted, the time or times at which stock, options and rights are granted, the number of shares covered by each such grant, the duration of any options and rights, and any other terms and conditions relating to restricted stock, options and rights. All decisions and interpretations made by the Committee are binding and conclusive on all participants in the Equity Plan.

     Notwithstanding the foregoing, the Board of Directors (with members of the Committee abstaining) shall have the authority to make grants under the Equity Plan to members of the Committee and may create a formula by which grants will automatically be made to Committee members.

Securities
----------
     The securities to be issued as restricted stock or upon the exercise of stock options and stock appreciation rights under the Equity Plan are shares of the Company's $.004 par value Common Stock. Pursuant to the Equity Plan, the maximum number of shares of Common Stock that may be issued to participants will not exceed 1,000,000 shares. If any options granted under the Equity Plan are surrendered, or for any other reason cease to be exercisable in whole or in part, the shares as to which the option ceases to be exercisable are available for options to be granted to the same or other participants under the Equity Plan, except to the extent that an option is deemed surrendered by the exercise of a tandem stock appreciation right and that right is paid by the Company in stock in which event the shares issued in satisfaction of the right are not available for new options or stock appreciation rights under the Equity Plan.

     The market value of the total shares authorized as of March 26, 1997 was $1,000,000.

Eligible Employees and Others
-----------------------------
     Officers and directors of the Company are eligible to receive restricted stock, options and rights under the Equity Plan, provided that incentive stock options ("ISOs") intended to qualify under Section 422 of the Internal Revenue Code (the "Code") may only be granted to officers and directors who are employees of the Company or its subsidiaries. No participant may be granted more than 500,000 options under the Equity Plan.

     As of April 4, 1997, the Company has approximately four officers and directors eligible to receive grants under the Equity Plan.

Plan Benefits
-------------
     Set forth below in tabular form are the benefits or amounts received or to be received by or allocated to each of the named persons or groups under the Equity Plan during fiscal 1997. The Committee or the Board of Directors determines the number of shares of restricted stock, stock options and stock appreciation rights which may be granted to officers and directors of the Company (the "eligible persons") under the Equity Plan. The number of shares of restricted stock, stock options and stock appreciation rights to be granted is entirely in the discretion of the Committee or the Board of Directors. The benefits or amounts to be received by or allocated to the eligible persons in fiscal 1997 and future years are not determinable.

                                EQUITY PLAN

NAME AND POSITION                  DOLLAR VALUE ($)(1)  NUMBER OF SHARES
-----------------                  -------------------- ----------------

David R. DeYoung, President and
  Chief Executive Officer(2)               -0-               60,000

Executive Officer Group
  (2 persons)(3)                           -0-               90,000

Non-Executive Officer Director
  Group (2 persons)                        -0-                  -0-

Nominee for Director Group
  (5 persons)(4)                           -0-               90,000

Associate of Director,
  Executive Officer
  or Nominee Group (0 persons)             -0-                  -0-

5% or More Recipient
  Group (0 persons)                        -0-                  -0-

Non-Executive Officer Employee
  Group (10 persons)                       -0-                  -0-

(1) All options have been granted at not less than the fair market value on the date of grant. The dollar value to the grantee is solely dependent on the increase in the stock price subsequent to the date of grant.
(2) Mr. DeYoung was granted 60,000 options in fiscal 1996 which are subject to a vesting schedule.
(3) In addition to Mr. DeYoung, Ms. DeYoung was granted 30,000 options in fiscal 1996 which are subject to a vesting schedule.
(4)  Includes Mr. DeYoung and Ms. DeYoung.

Stock Options
-------------
     Options granted under the Equity Plan may be either ISOs or nonqualified stock options as determined by the Committee (or the Board of Directors with respect to options granted to Committee members) in its sole discretion in accordance with the Equity Plan. See "Eligible Employees and Others."

Option Price and Duration
-------------------------
     For ISOs, the option price is equal to 100% of the fair market value of the stock on the date the option is granted; provided, however, in the case of ISOs granted to employees holding more than 10% of the total combined voting power of all classes of stock of the Company, the option price is 110% of the fair market value of the Common Stock on the date of grant.

     The option price for nonqualified stock options may be less than the fair market value of the stock on the date of grant, but in no event will the option price be less than 50% of the fair market value of the stock on the date of the grant.

     "Fair market value" means (a) if there is an established market for the Company's Common Stock on a stock exchange, in an over-the-counter market or otherwise, the mean of the highest and lowest quoted selling prices on the valuation date, or (b) if there were no such sales on the valuation date, then in accordance with Treas. Reg. Sec. 20.2031-2 or successor regulations. Unless otherwise specified by the Committee (or the Board of Directors with respect to grants to members of the Committee) at the time of grant, the valuation date for purposes of determining fair market value is the date of grant. The Committee (or the Board of Directors) may, however, specify in any grant of an Option or Stock Appreciation Right (including any designation of a formula pursuant to which options or right will be automatically granted) that, instead of the date of the grant, the valuation date shall be a valuation period of up to ninety (90) days preceding the date of grant, and fair market value for purposes of such grant shall be the average over the valuation period of the mean of the highest and lowest quoted selling prices on each date on which sales were made in the valuation period.

     Unless otherwise prescribed by the Committee or the Equity Plan, options expire ten (10) years from the date of grant, or in the case of ISOs granted to employees holding more than 10% of the total combined voting power of all classes of stock of the Company, five (5) years from the date of grant.

Exercise of Options and Payment for Stock
-----------------------------------------
     Options are exercisable in accordance with the terms and conditions of the grant to the participant. The exercise price of options may be paid in cash or in shares of the Company's Common Stock (valued at the fair market value of the shares on the date of exercise) or by a combination thereof. The Committee may agree to a loan by the Company to one or more participants of a portion of the exercise price (not to exceed the exercise price minus the par value of the shares to be acquired, if any) for up to three (3) years with interest payable at the prime rate quoted in the Wall Street Journal on the date of exercise. Members of the Committee may receive such loans without further approval. The Committee or the Board of Directors may elect to permit a participant to effect a net exercise of an option without tendering shares of the Company's stock as payment for the option. In such an event, the participant would be deemed to have paid for the exercise of the option with shares of the Company's stock and would receive from the Company a number of shares equal to the difference between the shares that would have been tendered and the number of options exercised.

Stock Appreciation Rights
-------------------------
     Stock appreciation rights may be granted by the Committee on such terms and conditions as it may prescribe, whether in connection with an option granted under the Equity Plan or by itself. Any right related to an option will be alternative to the related option. A stock appreciation right entitles its holder to receive the excess of the fair market value (at the date of exercise) of a share of Common Stock over the price specified in the grant of the right which will be the same as the exercise price of the related option, if any.

Exercise of Stock Appreciation Rights
-------------------------------------
     A stock appreciation right is exercisable at the time or times specified in the grant which will be the same time or times that the related option is exercisable, if any. Exercise of a stock appreciation right is effected by written notice to the Company. The Company may pay the stock appreciation right in cash or shares of Common Stock or any combination thereof in its sole discretion. The exercise of a stock appreciation right automatically results in the cancellation of the related option, if any, on a share-for-share basis. The Committee may from time to time specify a limit on the maximum amount of cash or stock which may be given upon exercise of any stock appreciation right in any year.

Nontransferability of Options and Rights
----------------------------------------
     During a participant's lifetime, an option or right may be exercisable only by the participant and options granted under the Equity Plan may not be transferred except by will or the applicable laws of descent and distribution, provided that, to the extent permitted by applicable law, the Committee may permit transferability of nonqualified stock options to the immediate family or a family trust of the participant.

Stock Grants
------------
     The Committee may grant shares of the Company's Common Stock subject to such restrictions, if any, as may be determined by the Committee, including but not limited to, that person's continuous employment by, or service to, the Company for a specified period of time, or the attainment of specified performance goals or objectives. The participant has the right to sell, encumber or otherwise transfer stock so granted only to the extent that vesting and performance criteria, if any, have been satisfied.

Tax Withholding
---------------
     The Company may withhold, or require the payment by any participant of, any state, federal or local taxes resulting from the grant of any restricted stock or the exercise of any option or stock appreciation right, provided that, to the extent permitted by law, the Committee may in its discretion, permit some or all of such withholding obligation to be satisfied by the delivery by the participant of, or the retention by the Company of, shares of its Common Stock.

Amendment, Suspension and Termination
-------------------------------------
     The Committee may at any time amend, suspend or terminate the Equity Plan, except that any such amendment cannot impair any rights or obligations under any restricted stock, option or stock appreciation right previously granted under the Equity Plan. Stockholder approval is required for any amendment which (i) increases the number of shares reserved to the Equity Plan or (ii) is required to be approved by stockholders under applicable law.

Federal Income Tax Consequences
-------------------------------
     a. INCENTIVE STOCK OPTIONS. The following general rules are applicable for Federal income tax purposes under existing law to employees of the Company who receive and exercise ISOs granted under the Equity Plan:

          i. Generally, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon exercise of the ISO.

          ii. No tax deduction is allowed to the Company upon either grant or exercise of an ISO under the Equity Plan.

          iii. If shares acquired upon exercise of an ISO are not disposed of prior to the later of two years following the date the option was granted or one year following the date the shares are transferred to the optionee pursuant to the exercise of the Option, the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as long-term gain or loss to the optionee.

          iv. If shares acquired upon exercise of an ISO are disposed of before the expiration of one or both of the requisite holding periods (a "disqualifying disposition"), then in most cases the lesser of any excess of the fair market value of the shares at the time of exercise of the option over the exercise price or the actual gain on disposition, will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

          v. In any year that an optionee recognizes compensation income on a disqualifying disposition of shares acquired by exercising an ISO, the Company will generally be entitled to a corresponding deduction for income tax purposes.

          vi. Any excess of the amount realized by the optionee as the result of a disqualifying disposition over the sum of the exercise price and the amount of ordinary income recognized under the above rules will be treated as either long-term or short-term capital gain, depending upon the time elapsed between receipt and disposition of such shares.

          vii. The bargain element at the time of exercise of an ISO, i.e., the amount by which the fair market value of the Common Stock acquired upon exercise of the ISO exceeds the exercise price, may be taxable to the optionee under the "alternative minimum tax" provisions of the Code.

     b. NONQUALIFIED OPTIONS. Nonqualified Options are taxed in accordance with Section 83 of the Code and the Regulations thereunder. The following general rules are applicable to United States holders of such options and to the Company for Federal income tax purposes under existing law:

          i. The optionee does not realize any taxable income upon the grant of a Nonqualified Option, and the Company is not allowed a business expense deduction by reason of such grant.

          ii. The optionee will recognize ordinary compensation income at the time of exercise of a Nonqualified Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.
               The Company will require employees to make appropriate arrangements for the withholding of taxes on this amount.

          iii. When the optionee sells the shares, he or she will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (i.e., the exercise price plus the amount taxed to the optionee as compensation income). If the optionee holds the shares for longer than one year, this gain or loss will be a long-term capital gain or loss.

          iv. In general, the Company will be entitled to a tax deduction in the year in which compensation income is recognized by the optionee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND
RATIFICATION OF THE EQUITY INCENTIVE PLAN.

        RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Company retained Karsh & Co., P.C. ("Karsh") as the Company's Independent Certified Public Accountants in 1996. Although ratification by stockholders of the selection of Karsh for 1996 is not required by Colorado corporate law, by the Company's Articles of Incorporation, as amended, or the Bylaws, the Board of Directors believes a decision of this nature should be made with the consideration of the Company's stockholders. Accordingly, stockholders are being asked to consider ratification of the selection of Karsh for the calendar year ending December 31, 1997. If a significant number of shares are voted against the selection or if either the service or price offered by Karsh is not satisfactory to the Board of Directors, the Board will reconsider the selection of Karsh for the calendar year ending December 31, 1997.

     During the Company's two most recent fiscal years, there were no disagreements with Karsh on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Karsh, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     Karsh & Co., P.C. are the auditors for the most recent completed fiscal year and will be present at the Annual Meeting of Stockholders to respond to appropriate questions, and will be given the opportunity to make a statement if they so desire.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KARSH & CO., P.C. AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CALENDAR YEAR ENDING DECEMBER 31, 1997.

                             VOTE FOR APPROVAL

     Under Colorado law, unless otherwise provided in the Company's Articles of Incorporation, as amended, (i) for election of Directors, of the shares represented in person or by proxy at the meeting and entitled to vote, that number of candidates equaling the number of directors to be elected having the highest number of votes cast in favor of their election, are elected to the Board of Directors; and (ii) for the ratification of auditors and the equity plan, of the shares represented in person and by proxy at the meeting and entitled to vote, the votes cast favoring the ratification must exceed the votes opposing it. Only those votes cast FOR the election of Directors and the proposals will be counted as affirmative votes. Abstentions and broker non-votes will be counted for purposes of establishing a quorum only.

                           STOCKHOLDER PROPOSALS

     Stockholders are entitled to submit proposals on matters appropriate for stockholder action in accordance with regulations of the Securities and Exchange Commission. Should a stockholder intend to present a proposal at next year's Annual Meeting of Stockholders, it must be received by the Secretary of the Company at the Company's principal executive offices at 6486 South Quebec, Englewood, Colorado, 80111, by no later than December 12, 1997, in order to be included in the Company's Proxy
Statement and form of Proxy relating to that meeting.

                               OTHER MATTERS

     The Management of the Company is not aware, at this date, of any business, other than the matters set forth in the notice of the meeting, that will come before the meeting. If any other matters should properly come before the meeting, it is the intention of the person named in the Proxy to vote thereon in accordance with that person's best judgment.

     All information contained in this Proxy Statement relating to the security holdings of Executive Officers and Directors of the Company is based upon information received from the individual Executive Officers and Directors. The annual report to stockholders for the fiscal year ended December 31, 1996, accompanies this Proxy Statement. The Company's annual report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1996, which contains the audited financial statements of the Company, is included in the annual report. Copies of the exhibits to the Form 10-K are available from the Company upon written request to David R. DeYoung, President, 6486 South Quebec, Englewood, Colorado 80111 and payment of the Company's out-of-pocket expenses therefor.

                                         BY ORDER OF THE BOARD OF DIRECTORS

DATED: APRIL 11, 1997                          ROBERT WIEGAND II, SECRETARY

                                APPENDICES

                           1MAGE SOFTWARE, INC.
          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 12 , 1997

The undersigned stockholder of 1MAGE Software, Inc. acknowledges receipt of the Notice of Annual Meeting of Stockholders, to be held May 12, 1997 at 9:00 a.m., Mountain Daylight time, at the corporate office, 6486 S. Quebec Street, Englewood, Colorado and hereby appoints David R. DeYoung, with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said Annual Meeting of Stockholders and at all adjournments thereof, hereby ratifying and confirming all that said attorney and Proxy may do or cause to be done by virtue hereof. The above-named Attorney and Proxy is instructed to vote all of the undersigned shares as follows:


1.   Election of Directors
     / / For nominees listed below(except as marked to the contrary below)
     / /  WITHHOLD AUTHORITY to vote for all nominees listed below

David R. DeYoung    Charles E. Burns   Robert Wiegand II
Mary Anne DeYoung   Richard A. Knapp

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.

2.   To approve and ratify the Company's 1996 Equity Incentive Plan.
          / /  FOR  / / AGAINST    / / ABSTAIN

3. To ratify the selection of Karsh & Co., P.C. as the Company's independent public accountants for the calendar year ending December 31, 1997.
          / /  FOR  / / AGAINST    / / ABSTAIN

4.   To transact such other business as may properly come before the meeting.
          / /  FOR  / / AGAINST    / / ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEMS 1 THROUGH 4.

IMPORTANT: Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees and other fiduciaries should so indicate when signing. Please sign, date and return this Proxy so that your shares may be voted at the meeting.


                                        Dated                   , 1997

                                        ------------------------------
                                        Signature


                                        ------------------------------
                                        Signature if held jointly

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

/ / Please check box if you intend to be present at the Annual Meeting of Stockholders.

                                APPENDICES

                           1MAGE SOFTWARE, INC.
                          EQUITY INCENTIVE PLAN
                       AS ADOPTED DECEMBER 16, 1996

     1. PURPOSE. 1mage Software, Inc. (the "Company") hereby establishes its Equity Incentive Plan (the "Plan"). The purpose of the Plan is to advance the interests of the Company and its stockholders by providing a means by which the Company shall be able to attract and retain competent officers and directors by providing them with an opportunity to participate in the increased value of the Company which their effort, initiative, and skill have helped produce.

     2.   GENERAL PROVISIONS.

          (a) The Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee shall be comprised of two or more directors designated by the Board of Directors (the "Board") and the Committee members shall qualify as "Non-Employee Directors" within the meaning of Securities Exchange Act Rule 16b-3. (In the event Rule 16b-3 is amended, modified or repealed, the requirements for being a member of the Committee shall reflect the then current requirements of Rule 16b-3 or successor rule, if any.) Committee members are not required to be "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3). Accordingly, options granted under the Plan may not qualify for the "qualified performance based compensation" exception to Internal Revenue Code Section 162(m). Notwithstanding the foregoing, if it would be consistent with all applicable laws, including without limitation Rule 16b-3, then the Plan may be administered by the Board of Directors, and if so administered all subsequent references to the Committee shall be read as referring to the Board of Directors.

          (b) The Committee shall have full power to construe and interpret the Plan and to establish and amend rules and regulations for its administration. Any action of the Committee with respect to the Plan shall be taken by majority vote or by the unanimous written consent of the Committee members.

          (c) The Committee shall determine, in its sole discretion, which participants under the Plan shall be granted restricted stock, stock options or stock appreciation rights, the time or times at which stock, options and rights are granted, as well as the number of shares and the duration of the options or rights which are granted to participants; provided, however, that no participant may be granted more than 500,000 options under the Plan.

          (d) The Committee shall also determine any other terms and conditions relating to restricted stock, options and rights granted under the Plan as the Committee may prescribe, in its sole discretion.

          (e) The Committee may, in its discretion, delegate its administrative duties with respect to the Plan to an officer or employees, or to a committee composed of officers or employees, of the Company.

          (f) The Committee shall make all other determinations and take all other actions which it deems necessary or advisable for the administration of the Plan.

          (g) All decisions, determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

          (h) The Board of Directors (with members of the Committee abstaining) shall have the authority to make grants under this Plan to members of the Committee or the Board may create a formula by which grants will automatically be made to members of the Committee. The Committee shall have the authority to make grants hereunder to members of the Board other than Committee members and may also establish a formula by which grants will automatically be made to Board members.

     3. ELIGIBILITY. Officers and directors of the Company shall be eligible to participate in the Plan and to receive restricted stock, options and rights hereunder, provided, however, that Incentive Stock Options may only be granted to officers and directors who are employees of the Company or its subsidiaries at all times during the period beginning on the date of granting of the option and ending on the day three months before the date of exercise.

     4. NUMBER OF SHARES SUBJECT TO PLAN. The aggregate number of shares of the Company's no par value Common Stock which may be granted to participants shall be 1,000,000 shares, subject to adjustment only as provided in Sections 5(h) and 8 hereof. These shares may consist of shares of the Company's authorized but unissued Common Stock or shares of the Company's authorized and issued Common Stock reacquired by the Company and held in its treasury or any combination thereof. If an option granted under this Plan is surrendered, or for any other reason ceases to be exercisable in whole or in part, the shares as to which the option ceases to be exercisable shall be available for options to be granted to the same or other participants under the Plan, except to the extent that an option is deemed surrendered by the exercise of a tandem stock appreciation right and that right is paid by the Company in stock, in which event the shares issued in satisfaction of the right shall not be available for new options or rights under the Plan.

     5.   STOCK OPTIONS.

          (a) TYPE OF OPTIONS. Options granted may be either Nonqualified Stock Options or Incentive Stock Options as determined by the Committee in its sole discretion and as reflected in the Notice of Grant issued by the Committee. "Incentive Stock Option" means an option intended to qualify as an incentive stock option within the meaning of
Section 422 of the Internal Revenue Code of 1986 (the "Code"). "Nonqualified Stock Option" means an option not intended to qualify as an Incentive Stock Option or an Incentive Stock Option which is converted to a Nonqualified Stock Option under Section 5(f) hereof.

          (b) OPTION PRICE. The price at which options may be granted under the Plan shall be determined by the Committee at the time of grant as follows:

               (i) For Incentive Stock Options the option price shall be equal to 100% of the Fair Market Value of the stock on the date the option is granted; provided, however, that for Incentive Stock Options granted to any person who, at the time such option is granted, owns (as defined in Section 422 of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or its parent or subsidiary corporation, the Option Price shall be 110% of the Fair Market Value.

               (ii) For Nonqualified Stock Options the option price may be less than the Fair Market Value of the stock on the date of grant, but in no event shall the option price be less than fifty percent (50%) of the Fair Market Value of the stock on the date of the grant.

               (iii) For purposes of this Plan, and except as otherwise set forth herein, "Fair Market Value" shall mean: (a) if there is an established market for the Company's Common Stock on a stock exchange, in an over-the-counter market or otherwise, the mean of the highest and lowest quoted selling prices on the valuation date, or (b) if there were no such sales on the valuation date, then in accordance with Treas. Reg.
Section 20.2031-2 or successor regulations. Unless otherwise specified by the Committee at the time or grant (or in the formula proposed for such grant, if applicable), the valuation date for purposes of determining Fair Market Value shall be the date of grant. The Committee (or the Board of Directors with respect to grants to Committee members pursuant to Section 5(g) hereof) may specify in any grant of an Option or Stock Appreciation Right that, instead of the date of grant, the valuation date shall be a valuation period of up to ninety (90) days prior to the date of grant, and Fair Market Value for purposes of such grant shall be the average over the valuation period of the mean of the highest and lowest quoted selling prices on each date on which sales were made in the valuation period, provided, however, that if the Committee (or the Board of Directors) fails to specify a valuation period and there were no sales on the date of grant then Fair Market Value shall be determined as if the Committee had specified a thirty (30) day valuation period for such determination, unless there is no established market for the Company's Common Stock in which case the determination of Fair Market Value shall be in accordance with clause (b) above.

          (c) EXERCISE OF OPTION. The right to purchase shares covered by any option or options under this Plan shall be exercisable only in accordance with the terms and conditions of the grant to the participant. Such terms and conditions may include a time period or schedule whereby some of the options granted may become exercisable, or "vested", over time and certain conditions, such as continuous service or specified performance criteria or goals, must be satisfied for such vesting. The determination as to whether to impose any such vesting schedule or performance criteria, and the terms of such schedule or criteria, shall be within the sole discretion of the Committee. These terms and conditions may be different for different participants so long as all options satisfy the requirements of the Plan.

               The exercise of options shall be paid for in cash or in shares of the Company's Common Stock, or any combination thereof. Shares tendered as payment for option exercises shall be valued at the Fair Market Value of the shares on the date of exercise. The Committee may, in its discretion, agree to a loan by the Company to one or more participants of a portion of the exercise price (not to exceed the exercise price minus the par value of the shares to be acquired, if any) for up to three (3) years with interest payable at the prime rate quoted in the Wall Street Journal on the date of exercise. Members of the Committee may receive such loans from the Company for the exercise of their options, if any, without Committee or Board approval or ratification.

               The Committee may also permit a participant to effect a net exercise of an option without tendering any shares of the Company's stock as payment for the option. In such an event, the participant will be deemed to have paid for the exercise of the option with shares of the Company's stock and shall receive from the Company a number of shares equal to the difference between the shares that would have been tendered and the number of options exercised.

               The Committee may also cause the Company to enter into arrangements with one or more licensed stock brokerage firms whereby participants may exercise options without payment therefor but with irrevocable orders to such brokerage firm to immediately sell the number of shares necessary to pay the exercise price for the option and the withholding taxes, if any, and then to transmit the proceeds from such sales directly to the Company in satisfaction of such obligations.

          (d) DURATION OF OPTIONS. Unless otherwise prescribed by the Committee or this Plan, options granted hereunder shall expire ten (10) years from the date of grant, subject to early termination as provided in
Section 5(f) hereof.

          (e) INCENTIVE STOCK OPTIONS LIMITATIONS. In no event shall an Incentive Stock Option be granted to any person who, at the time such option is granted, owns (as defined in Section 422 of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of its parent or subsidiary corporation, unless the option price is at least 110% of the Fair Market Value of the stock subject to the Option, and such Option is by its terms not exercisable after the expiration of five (5) years from the date such Option is granted. Moreover, the aggregate Fair Market Value (determined as of the time that option is granted) of the shares with respect to which Incentive Stock Options are exercisable for the first time by any individual employee during any single calendar year under the Plan shall not exceed $100,000. In addition, in order to receive the full tax benefits of an Incentive Stock Option, the employee must not resell or otherwise dispose of the stock acquired upon exercise of the Incentive Stock Option until two (2) years after the date the option was granted and one (1) year after it was exercised.

          (f) EARLY TERMINATION OF OPTIONS. In the event a participant's employment with or service to the Company shall terminate as the result of total disability, as defined below, or the result of retirement at 65 years of age or later, then any options granted to such participant shall expire and may no longer be exercised three (3) months after such termination. If the participant dies while employed or engaged by the Company, to the extent that the option was exercisable at the time of the participant's death, such option may, within one year after the participant's death, be exercised by the person or persons to whom the participant's rights under the option shall pass by will or by the applicable laws of descent and distribution; provided, however, that an option may not be exercised to any extent after the expiration of the option as originally granted. In the event a participant's employment or engagement by the Company shall terminate as the result of any circumstances other than those referred to above, whether terminated by the participant or the Company, with or without cause, then all options granted to such participant under this Plan shall terminate and no longer be exercisable as of the date of such termination, provided, however, that if an employee with an Incentive Stock Option terminates employment prior to its exercise, but notwithstanding such termination becomes or remains a non-employee officer or director eligible for Nonqualified Stock Options hereunder, then the Incentive Stock Option shall be converted to a Nonqualified Stock Option on the date the Incentive Stock Option would otherwise have terminated.

               An employee who is absent from work with the Company because of total disability, as defined below, shall not by virtue of such absence alone be deemed to have terminated such participant's employment with the Company. All rights which such participant would have had to exercise options granted hereunder will be suspended during the period of such absence and may be exercised cumulatively by such participant upon his return to the Company so long as such rights are exercised prior to the expiration of the option as originally granted. For purposes of this Plan, "total disability" shall mean disability, as a result of sickness or injury, to the extent that the participant is prevented from engaging in any substantial gainful activity and is eligible for and receives a disability benefit under Title II of the Federal Social Security Act.

          (g) GRANTS TO COMMITTEE MEMBERS. In accordance with Section 2(g) hereof, the Committee shall have no authority to make grants to its members hereunder, rather the Board of Directors (with members of the Committee abstaining) shall have the authority to make grants under this Plan to members of the Committee. Any designation of such grants may be by means of a formula specified by the Board of Directors to award grants automatically at a stated time. The option price of any such option shall be calculated in accordance with the grant or formula designation based on the Fair Market Value (determined in accordance with Section 3(b) above) on the valuation date or valuation period specified by the Board of Directors in the grant or designation. Nothing in this Section 5(g) shall be interpreted to prohibit the Board of Directors from granting restricted stock, options or rights to its members if the Board of Directors is administering the Plan in accordance with Section 2(a) above.

          (h) RELOAD BY PAYMENT IN SHARES. To the extent that a participant pays for the exercise of an option with shares of the Company's stock rather than cash, the tendered shares shall be deemed to be added back to the Plan, increasing the total number of shares subject to and reserved for the Plan by that amount.

     6.   STOCK APPRECIATION RIGHTS.

          (a) GRANT. Stock appreciation rights may be granted by the Committee under this Plan upon such terms and conditions as it may prescribe. A stock appreciation right may be granted in connection with an option previously granted to or to be granted under this Plan or may be granted by itself. Each stock appreciation right related to an option (a "Tandem Right") shall become nonexercisable and be forfeited if the option to which it relates (the "Related Option") is exercised. "Stock appreciation right" as used in this Plan means a right to receive the excess of Fair Market Value, on the date of exercise, of a share of the Company's Common Stock on which an appreciation right is exercised over the option price provided for in the related option and is issued in consideration of services performed for the Company or for its benefit by the participant. Such excess is hereafter called "the differential."

          (b) EXERCISE OF STOCK APPRECIATION RIGHTS. Stock appreciation rights shall be exercisable and be payable in the following manner:

               (i) A stock appreciation right not issued with a Related Option (a "Separate Right") shall be exercisable at the time or times prescribed by the Committee. A Tandem Right shall be exercisable by the participant at the same time or times that the Related Option could be exercised. A participant wishing to exercise a stock appreciation right shall give written notice of such exercise to the Company. Upon receipt of such notice, the Company shall determine, in its sole discretion, whether the participant's stock appreciation rights shall be paid in cash or in shares of the Company's Common Stock or any combination of cash and shares and thereupon shall, without deducting any transfer or issue tax, deliver to the person exercising such right an amount of cash or shares of the Company's Common Stock or a combination thereof with a value equal to the differential. The date the Company receives the written notice of exercise hereunder is the exercise date. The shares issued upon the exercise of a stock appreciation right may consist of shares of the Company's authorized but unissued Common Stock or of its authorized and issued Common Stock reacquired by the Company and held in its treasury or any combination thereof. No fractional share of Common Stock shall be issued; rather, the Committee shall determine whether cash shall be given in lieu of such fractional share or whether such fractional share shall be eliminated.

               (ii) The exercise of a Tandem Right shall automatically result in the surrender of the Related Option by the participant on a share for share basis. Likewise, the exercise of a stock option shall automatically result in the surrender of the related Tandem Right. Shares covered by surrendered options shall be available for granting further options under this Plan except to the extent and in the amount that such rights are paid by the Company with shares of stock, as more fully discussed in Section 4 hereof.

               (iii) The Committee may impose any other terms and conditions it prescribes upon the exercise of a stock appreciation right, which conditions may include a condition that the stock appreciation right may only be exercised in accordance with rules and regulations adopted by the Committee from time to time.

          (c) LIMITATION ON PAYMENTS. Notwithstanding any other provision of this Plan, the Committee may from time to time determine, including at the time of exercise, the maximum amount of cash or stock which may be given upon exercise of any stock appreciation right in any year; provided, however, that all such amounts shall be paid in full no later than the end of the year immediately following the year in which the participant exercised such stock appreciation rights. Any determination under this paragraph may be changed by the Committee from time to time provided that no such change shall require the participant to return to the Company any amount theretofore received or to extend the period within which the Company is required to make full payment of the amount due as the result of the exercise of the participant's stock appreciation rights.

          (d)  EXPIRATION OR TERMINATION OF STOCK APPRECIATION RIGHTS.

               (i) Each Tandem Right and all rights and obligations thereunder shall expire on the date on which the Related Option expires or terminates. Each Separate Right shall expire on the date prescribed by the Committee.

     7.   RESTRICTED STOCK.

          (a) The Committee may grant shares of the Company's Common Stock to persons eligible for grants under this Plan, subject to such restrictions, if any, as may be determined by the Committee, including but not limited to that person's continuous employment by or service to the Company for a specified period of time or the attainment of specified performance goals or objectives by that person, a group of persons or the Company as a whole. The determination as to whether to impose any such vesting schedule or performance criteria, and the terms of such schedule or criteria, shall be within the sole discretion of the Committee. These terms and conditions may be different for different participants so long as all options satisfy the requirements of the Plan.

          (b) VOTING RIGHTS. A participant will have all voting, dividend, liquidation and other rights with respect to the shares of restricted stock in accordance with its terms upon becoming the holder of record of such stock; provided, however, that the participant shall have the right to sell, encumber or otherwise transfer such stock only to the extent that vesting and performance criteria have been satisfied. Such limitations may be enforced, in the sole discretion of the Committee, by placing of a restrictive legend on the stock certificates, or making certain custodial arrangements for the stock certificates.

          (c) EARLY TERMINATION. In the event of the death or total disability of a participant, or the retirement of a participant at age 65 or later, all employment period and other restrictions applicable to restricted stock then held by him will lapse, and such stock will become fully nonforfeitable. Subject to provisions in the Plan concerning reorganization, liquidation or change in control of the Company, in the event of a participant's termination of employment for any other reason, any restricted stock as to which the employment period or other restrictions have not been satisfied will be forfeited.

     8. CAPITAL ADJUSTMENTS. The aggregate number of shares of the Company's Common Stock subject to this Plan, the maximum number of shares as to which options may be granted to any one participant hereunder, and the number of shares and the price per share subject to outstanding options, shall be appropriately adjusted by the Committee for any increase or decrease in the number of shares of Common Stock which the Company has issued resulting from any stock split, reverse stock split, stock dividend, combination of shares or any other change, or any exchange for other securities or any reclassification, merger, reorganization, consolidation, redesignation, recapitalization, or otherwise. Similar adjustments shall be made to the terms of stock appreciation rights.

     9. NONTRANSFERABILITY. During a participant's lifetime, a right or an option may be exercisable only by the participant. Options and rights granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by applicable law and, if the Company has a class of securities registered under the Exchange Act, by Exchange Act Rule 16b-3, the Committee may, in its sole discretion, (i) permit a recipient of a Nonqualified Stock Option to designate in writing during the participant's lifetime a beneficiary to receive and exercise the participant's Nonqualified Stock Options in the event of such participant's death (as provided in Section 5(f)), (ii) grant Nonqualified Stock Options that are transferable to the immediate family or a family trust of the participant, and (iii) modify existing Nonqualified Stock Options to be transferable to the immediate family or a family trust of the participant. Any other attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option or right under the Plan, or of any right or privilege conferred thereby, contrary to the provisions of the Plan shall be null and void.

     10. AMENDMENT, SUSPENSION, OR TERMINATION OF PLAN. The Committee may at any time suspend or terminate the Plan and may amend it from time to time in such respects as the Committee may deem advisable in order that options and rights granted hereunder shall conform to any change in the law, or in any other respect which the Committee may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without the participant's consent, alter or impair any of the rights or obligations under any option or stock appreciation rights theretofore granted to him under the Plan; and provided further that no such amendment shall, without shareholder approval: (a) increase the total number of shares available for grants of options or rights under the Plan (except as provided by Section 8 hereof); or (b) effect any change to the Plan which is required by law, including without limitation the regulations promulgated under Section 422 of the Code, to be approved by shareholders.

     11. EFFECTIVE DATE. The effective date of the Plan shall be December 16, 1996.

     12. TERMINATION DATE. Unless this Plan shall have been previously terminated by the Committee, this Plan shall terminate on December 15, 2016, except as to stock, options and rights theretofore granted and outstanding under the Plan at that date, and no stock, option or right shall be granted after that date.

     13. RESALE OF SHARES PURCHASED. Except as provided in Section 7 with respect to restricted stock, all shares of stock acquired under this Plan may be freely resold, subject to applicable state and federal securities laws restricting their transfer. As a condition to exercise of an option, however, the Company may impose various conditions, including a requirement that the person exercising such option represent and warrant that, at the time of such exercise, the shares of Common Stock being purchased are being purchased for investment and not with a view to resale or distribution thereof. In addition, the resale of shares purchased upon the exercise of Incentive Stock Options may cause the employee to lose certain tax benefits if the employee fails to comply with the holding period requirements described in Section 5(e) hereof.

     14. ACCELERATION OF RIGHTS AND OPTIONS. If the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger or other reorganization, liquidation, or otherwise, any right or option granted pursuant to the Plan shall become immediately and fully exercisable during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Company and ending when the disposition of assets or stock contemplated by that agreement is consummated or the option is otherwise terminated in accordance with its provisions or the provisions of the Plan, whichever occurs first; provided that no option or right shall be immediately exercisable under this Section on account of any agreement of merger or other reorganization where the shareholders of the Company immediately before the consummation of the transaction will own 50% or more of the total combined voting power of all classes of stock entitled to vote of the surviving entity (whether the Company or some other entity) immediately after the consummation of the transaction. In the event the transaction contemplated by the agreement referred to in this section is not consummated, but rather is terminated, canceled or expires, the options and rights granted pursuant to the Plan shall thereafter be treated as if that agreement had never been entered into.

     15. WRITTEN NOTICE REQUIRED; TAX WITHHOLDING. Any option or right granted pursuant to the Plan shall be exercised when written notice of that exercise by the participant has been received by the Company at its principal office and, with respect to options, when full payment for the shares with respect to which the option is exercised has been received by the Company. Participant agrees that, if and to the extent required by law, the Company shall withhold or require the payment by participant of any state, federal or local taxes resulting from the exercise of an option or right; provided, however, that to the extent permitted by law, the Committee may in its discretion, permit some or all of such withholding obligation to be satisfied by the delivery by the participant of, or the retention by the Company of, shares of its Common Stock.

     16. COMPLIANCE WITH SECURITIES LAWS. Shares shall not be issued with respect to any option or right granted under the Plan unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of state and federal law, including without limitation the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange or automated quotation system upon which shares of the Company's stock may then be listed or traded, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Further, each participant must consent to the imposition of a legend on the certificate representing the shares of Common Stock issued upon the exercise of the option or right restricting their transferability as may be required by law, the option or right, or the Plan.

     17. WAIVER OF VESTING RESTRICTIONS BY COMMITTEE. Notwithstanding any provision of the Plan, in the event a participant dies, becomes totally or partially disabled, retires (before or after the age of 65) as an employee, officer or director of the Company, the Committee shall have the discretion to waive any vesting restrictions on the retiree's restricted stock, options or rights, or the early termination thereof.

     18. REPORTS TO PARTICIPANTS. The Company shall furnish to each participant a copy of the annual report, if any, sent to the Company's shareholders. Upon written request, the Company shall furnish to each participant a copy of its most recent annual report and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.

     19. NO EMPLOYEE CONTRACT. The grant of restricted stock or an option or right under the Plan shall not confer upon any participant any right with respect to continuation of employment by, or the rendition of advisory or consulting services to, the Company, nor shall it interfere in any way with the Company's right to terminate the participant's employment or services at any time.

Adopted by the Board of Directors of the Company on December 16, 1996 and proposed to be adopted by the Stockholders of the Company on May 12, 1997.